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                                                                 Exhibit 10.1.11

          FIRST AMENDMENT, dated as of February 8, 2002 (this "Amendment"), to
                                                               ---------
the Amended and Restated Guarantee and Collateral Agreement, dated as of July
27, 2000 (such Guarantee and Collateral Agreement, as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement"), made by SMTC
                                           --------------------
CORPORATION, a Delaware corporation ("Holdings"), HTM HOLDINGS, INC., a Delaware
                                      --------
corporation (the "U.S. Borrower") and certain of their Subsidiaries in favor of
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LEHMAN COMMERCIAL PAPER INC., as general administrative agent (in such capacity, the "General Administrative Agent") for the banks and other financial
     ----------------------------
institutions from time to time parties to the Amended and Restated Credit Agreement, dated July 27, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Holdings, the U.S. Borrower and
                        ----------------
the other parties thereto.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower and Holdings have requested that the Lenders amend, and the Required Lenders have agreed to amend, certain of the provisions of the Collateral Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the U.S. Borrower, Holdings, the Grantors, the Lenders and the Administrative Agent hereby agree as follows:

          1.  Definitions. All terms defined in the Collateral Agreement and the
              -----------
Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2.  Amendment of Section 1.1(b). Section 1.1(b) of the Collateral
              ---------------------------
Agreement is hereby amended by:

          (a) adding the following new definitions in their appropriate alphabetical order:

               ""Borrower Cash Management Obligations": the collective reference
                 ------------------------------------
          to all obligations and liabilities of the U.S. Borrower to the General Administrative Agent or any Lender or any affiliate of either of the foregoing, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise out of, or in connection with, any Cash Management Losses or any document made, delivered, or given in connection therewith, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or affiliate thereof that are required to be paid by the U.S. Borrower pursuant to the terms of any such document).

               "Cash Management Obligations": the collective reference to the
                ---------------------------
          Borrower Cash Management Obligations and the Guarantor Cash Management Obligations.

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               "Guarantor Cash Management Obligations": as to any Guarantor, the
                -------------------------------------
          collective reference to all obligations and liabilities of such Guarantor to the General Administrative Agent or any Lender or any affiliate of either of the foregoing, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise out of, or in connection with, any Cash Management Losses or any document made, delivered, or given in connection therewith, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or affiliate thereof that are required to be paid by such Guarantor pursuant to the terms of any such document).";

          (b) amending the definition of "Borrower Obligations" by deleting "and
                                          --------------------
     (iii)" therein and substituting in lieu thereof the following: ", (iii) the Borrower Cash Management Obligations, and (iv)"; and

          (c) amending the definition of "Guarantor Obligations" by: (i) adding
                                          ---------------------
     immediately after "with respect to any Guarantor," therein a reference to "(i)" and (ii) adding at the end thereof immediately prior to the period therein "and (ii) any Guarantor Cash Management Obligations of such Guarantor".

          3. Amendment of Section 3 (Grant of Security Interest). Section 3 of
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the Collateral Agreement is hereby amended by adding immediately after paragraph
(b) thereof the following:

          "(c) As of the Fourth Amendment Effective Date, each Grantor hereby confirms and reaffirms its grant of the security interests described in paragraphs (a) and (b) above; it being understood that as of the Fourth Amendment Effective Date, the Tranche C Term Loans have been repaid in full.

          (d) On the Fourth Amendment Effective Date, each Grantor pursuant hereto hereby assigns and transfers to the General Administrative Agent and hereby grants, to the General Administrative Agent, for the benefit of the General Administrative Agent and the Lenders (and any affiliates of any Lender to which Cash Management Obligations are owing), a security interest in all right, title and interest of such Grantor in all Collateral, whether now existing or hereafter acquired, as collateral security for the prompt and complete payment, performance, discharge and satisfaction of such Grantor's Cash Management Obligations.

          (e) As set forth in the separate granting clauses contained in paragraphs (a) and (d) above, it is the intent of each Grantor, the Lenders and the General Administrative Agent, that paragraphs (a) and (d) shall create, as of the Fourth Amendment Effective Date, separate and distinct Liens in favor of (x) the General Administrative Agent, for the benefit of the holders of the Cash Management Obligations and (y) the General Administrative Agent, for the benefit of the holders of the Obligations (other than such Obligations in respect of Cash Management Obligations).

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                                                                               3

          (f) Notwithstanding anything to the contrary contained in the Credit Agreement or in this Agreement, and irrespective of (i) the time, order or method of attachment or perfection of the security interests created by this Agreement; (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral; (iii) anything contained in any filing or agreement to which the General Administrative Agent, any Lender or any affiliate of any Lender now or hereafter may be a party; and (iv) the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors; any security interest in the Collateral granted to secure the Cash Management Obligations pursuant to this Agreement has and shall have priority to the extent of any unpaid Cash Management Obligations, over any security interest in the Collateral granted pursuant to this Agreement to secure the Obligations (other than such Obligations in respect of Cash Management Obligations).".

          4. Amendment of Section 6.5 (Application of Proceeds). Section 6.5 of
             --------------------------------------------------
the Collateral Agreement the is hereby amended by deleting the references to "Sections 7.5 and 15.18 of the Credit Agreement" in clauses Second and Third
                                                            ------     -----
thereof and substituting in lieu thereof "Section 15.18 of the Credit
Agreement".

          5. Limited Consent and Amendment. Except as expressly amended herein,
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the Collateral Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Collateral Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Collateral Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          6. Counterparts. This Amendment may be executed by one or more of the
             ------------
parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          7. Effectiveness. This Amendment shall become effective on and as of
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the date that the Administrative Agent shall have received counterparts of this
Amendment, duly executed and delivered by a duly authorized officer of each of the Grantors party to the Collateral Agreement.

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
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AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                               SMTC CORPORATION
                                               HTM HOLDINGS, INC.
                                               SMTC MANUFACTURING CORPORATION OF
                                                  CALIFORNIA
                                               SMTC MANUFACTURING CORPORATION OF
                                                  COLORADO
                                               SMTC MANUFACTURING CORPORATION OF
                                                  MASSACHUSETTS
                                               SMTC MANUFACTURING CORPORATION OF
                                                  NORTH CAROLINA
                                               SMTC MANUFACTURING CORPORATION OF
                                                  TEXAS
                                               SMTC MANUFACTURING CORPORATION OF
                                                  WISCONSIN
                                               SMTC MEX HOLDINGS, INC.
                                               QUALTRON, INC.


                                               By:  /s/ Paul Walker
                                                  ------------------------------
                                                  Name: Paul Walker
                                                  Title: President and CEO


                                               LEHMAN COMMERCIAL PAPER INC., as
                                                  General Administrative Agent


                                               By:  /s/ G. Andrew Keith
                                                  ------------------------------
                                                  Name:  G. Andrew Keith
                                                  Title: Authorized Signatory